United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of earliest event reported

                                 VFINANCE, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
         (STATE OR OTHER JURISDICTION OF INCORPORATION OF ORGANIZATION)



         1-11454-03                                       58-1974423
   ------------------------                           ---------------
   (COMMISSION FILE NUMBER)                               (I.R.S. ID)


               3010 North Military Trail, Suite 300 Boca Raton, FL
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                      33431
                                   (ZIP CODE)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                 (561) 981-1000

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         GENERAL EXPLANATION

The purpose of this report is to amend the Registrant's Current Report on Form 8-K dated May 11, 2006 that was filed with the Securities and Exchange
Commission on May 16, 2006 (the "Initial Report") which reported on its acquisition of certain assets of Sterling Financial Investment Group, Inc. and Sterling Financial Group of Companies, Inc. This report amends the Initial Report so as to provide the financial information required pursuant to Items 9.01(b) of Form 8-K. All other items of the Inital Report are unchanged and are incorporated herein by reference.

         ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired.

                     Not applicable

         (b) Pro Forma Financial Information.

         UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

     In accordance with Item 9.01(b)(1) of Form 8-K, the pro forma financial information required by Item 9.01(b) of Form 8-K is set forth below.

     The unaudited pro forma consolidated financial information of the Company is based on and should be read in conjunction with the audited consolidated financial statements and notes thereto appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 2005. The accompanying unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2006 and 2005 and the for the year ended December 31, 2005 are presented as if the asset acquisition discussed in Item 2.01 hereof had been completed as of January 1, 2005.

     In the opinion of management, the accompanying unaudited pro forma condensed consolidated financial statements include all material adjustments necessary to reflect, on a pro forma basis, the impact of such disposition and acquisition on the historical financial information of the Company. The adjustments are described in the notes to the unaudited pro forma condensed consolidated financial information and are set forth in the "Pro Forma Adjustments" column.

     The unaudited pro forma condensed consolidated financial information has been presented for informational purposes only and is not indicative of any future results of operations or the results that might have occurred if the acquisition had actually been completed on the indicated dates.

                                                                    VFINANCE, INC
                                                     Unaudited Pro Forma Statement of Operations
                                                         For the year ended December 31, 2005


                                                      vFinance           Sterling        Pro Forma Adjustments Pro Forma
                                                 ------------------  ----------------   ------------------------------------
Revenues:
   Commissions - agency                               $ 15,941,221       $ 3,472,565                $ -        $ 19,413,786
   Trading profits                                       4,177,402         6,272,274                  -          10,449,676
   Success fees                                          2,006,016                 -                  -           2,006,016
   Other brokerage related income                        2,837,589           209,709                  -           3,047,298
   Consulting fees                                         523,644                 -                  -             523,644
   Other                                                   503,010                 -                  -             503,010
                                                 ------------------  ----------------   ----------------  ------------------
Total revenues                                          25,988,882         9,954,548                  -          35,943,430
                                                 ------------------  ----------------   ----------------  ------------------

Operating expenses:
   Compensation, commissions and benefits               20,293,940         7,537,989                  -          27,831,929
   Clearing and transaction costs                        3,017,243           803,515                  -           3,820,758
   General and administrative costs                      2,752,786         1,163,853                  -           3,916,639
   Occupancy and equipment costs                           743,295             1,638                  -             744,933
   Depreciation and amortization                           299,604                 -            681,200             980,804
   Stock based compensation                                 19,412                 -                  -              19,412
                                                 ------------------  ----------------   ----------------  ------------------
Total operating expenses                                27,126,280         9,506,995            681,200          37,314,475
                                                 ------------------  ----------------   ----------------  ------------------

Income (loss) from operations                           (1,137,398)          447,553           (681,200)         (1,371,045)

Income tax benefit (provision)                                                                                            -
Net income (loss)                                      $(1,137,398)        $ 447,553         $ (681,200)        $(1,371,045)
                                                 ==================  ================   ================  ==================

Net income (loss) per share: basic and diluted             $ (0.03)                             $ (0.05)            $ (0.03)
                                                 ==================                     ================  ==================

Weighted average shares outstanding:
   basic and diluted                                    40,049,654                           13,000,000          53,049,654
                                                 ==================                     ================  ==================


The pro forma adjustment represents amortization expense related to the acquired customer relationship intangible asset, which has been assigned a useful life of five years.


                                                                  -4-


                                                                    VFINANCE, INC
                                                     Unaudited Pro Forma Statement of Operations
                                                        For the six months ended June 30, 2006


                                                     vFinance         Sterling       Pro Forma Adjustments Pro Forma
                                                 ----------------  ---------------  ----------------------------------
Revenues:
   Commissions - agency                                9,524,835        1,259,971                 -        10,784,806
   Trading profits                                     4,004,032        2,295,419                 -         6,299,451
   Success fees                                        2,850,548                -                 -         2,850,548
   Other brokerage related income                      1,546,037          203,977                 -         1,750,014
   Consulting fees                                       303,026                -                 -           303,026
   Other                                                 352,836                -                 -           352,836
                                                 ----------------  ---------------  ----------------   ---------------
Total revenues                                        18,581,314        3,759,367                 -        22,340,681
                                                 ----------------  ---------------  ----------------   ---------------

Operating expenses:
   Compensation, commissions and benefits             14,208,788        3,194,837                 -        17,403,625
   Clearing and transaction costs                      2,007,589          300,078                 -         2,307,667
   General and administrative costs                    1,344,319          189,511                 -         1,533,830
   Occupancy and equipment costs                         554,957           26,991                 -           581,948
   Depreciation and amortization                         407,055                -           340,600           747,655
   Stock based compensation                              236,029                -                 -           236,029
                                                 ----------------  ---------------  ----------------   ---------------
Total operating expenses                              18,758,737        3,711,417           340,600        22,810,754
                                                 ----------------  ---------------  ----------------   ---------------

Income (loss) from operations                           (177,423)          47,950          (340,600)         (470,073)

Income tax benefit (provision)                                 -                -                 -                 -
Net income (loss)                                      $(177,423)        $ 47,950        $ (340,600)        $(470,073)
                                                 ================  ===============  ================   ===============

Net income (loss) per share: basic and diluted           $ (0.00)                           $ (0.03)          $ (0.01)
                                                 ================                   ================   ===============

Weighted average shares outstanding:
   basic and diluted                                  43,717,293                         13,000,000        56,717,293
                                                 ================                   ================   ===============


The pro forma adjustment represents amortization expense related to the acquired customer relationship intangible asset, which has been assigned a useful life of five years.



                                                                  -5-


                                                                    VFINANCE, INC
                                                     Unaudited Pro Forma Statement of Operations
                                                        For the six months ended June 30, 2005

                                                     vFinance           Sterling       Pro Forma Adjustment  Pro Forma
                                                 -----------------   --------------   --------------------- -------------
Revenues:
   Commissions - agency                                 7,401,588        1,808,258                  -         9,209,846
   Trading profits                                      2,423,861        3,842,826                  -         6,266,687
   Success fees                                         1,005,401                -                  -         1,005,401
   Other brokerage related income                       1,397,770           12,208                  -         1,409,978
   Consulting fees                                        387,144                -                  -           387,144
   Other                                                  237,985                -                  -           237,985
                                                 -----------------   --------------   ----------------  ----------------
Total revenues                                         12,853,749        5,663,292                  -        18,517,041
                                                 -----------------   --------------   ----------------  ----------------

Operating expenses:
   Compensation, commissions and benefits               9,946,936        4,124,517                  -        14,071,453
   Clearing and transaction costs                       1,523,343          381,878                  -         1,905,221
   General and administrative costs                     1,109,647          689,620                  -         1,799,267
   Occupancy and equipment costs                          360,366            1,383                  -           361,749
   Depreciation and amortization                          134,799                -            340,600           475,399
   Stock based compensation                                 2,647                -                  -             2,647
                                                 -----------------   --------------   ----------------  ----------------
Total operating expenses                               13,077,738        5,197,398            340,600        18,615,736
                                                 -----------------   --------------   ----------------  ----------------

Income (loss) from operations                            (223,989)         465,894           (340,600)          (98,695)

Income tax benefit (provision)                                  -                -                  -                 -
Net income (loss)                                      $ (223,989)        $465,894         $ (340,600)        $ (98,695)
                                                 =================   ==============   ================  ================

Net income (loss) per share: basic and diluted            $ (0.01)                            $ (0.03)          $ (0.00)
                                                 =================                    ================  ================

Weighted average shares outstanding:
   basic and diluted                                   39,815,966                          13,000,000        52,815,966
                                                 =================                    ================  ================

The pro forma adjustment represents amortization expense related to the acquired customer relationship intangible asset, which has been assigned a useful life of five years.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: December 29, 2006




                                      vFinance, Inc.



                                       By: /s/ Alan Levin
                                           ---------------------------
                                       Name:   Alan Levin
                                       Title:  Interim Chief Financial Officer







                                  End of Filing


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